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                                                                   Exhibit 10(e)

                                  DECLARATIONS
                         DIRECTORS, OFFICERS AND COMPANY
                                LIABILITY POLICY

THIS IS A CLAIMS MADE AND REPORTED POLICY. SUBJECT TO ITS TERMS, THIS POLICY APPLIES ONLY TO ANY CLAIM FIRST MADE DURING THE POLICY PERIOD PROVIDED SUCH CLAIM IS REPORTED TO UNDERWRITERS AS SOON AS PRACTICABLE BUT IN NO EVENT LATER THAN 90 DAYS AFTER THE END OF THE POLICY PERIOD. AMOUNTS INCURRED AS COSTS, CHARGES AND EXPENSES SHALL REDUCE AND MAY EXHAUST THE LIMIT OF LIABILITY AND ARE SUBJECT TO THE RETENTIONS. THIS POLICY DOES NOT PROVIDE FOR ANY DUTY BY UNDERWRITERS TO DEFEND ANY OF THE ASSUREDS.

These Declarations along with the Policy with endorsements shall constitute the contract between the ASSUREDS and Underwriters.

Policy No:        509/QB343098

ITEM A.           PARENT COMPANY:         The Gillette Company

                  PRINCIPAL ADDRESS:      The Prudential Center
                                          Boston, Ma 02199

                  STATE OF INCORPORATION: Delaware


ITEM B.                  POLICY PERIOD:

                  FROM:             June 1, 1998

                  TO:               June 1, 2001

                  Both days 12:01 a.m. Standard Local Time at the Principal Address stated in Item A.


ITEM C.                  LIMIT OF LIABILITY

                  SIGNING SCHEDULE A

                  US $15,000,000 in the aggregate for the POLICY PERIOD.

                  SIGNING SCHEDULE B

                  US $5,000,000 in the aggregate for the POLICY PERIOD.
                  Excess of:
                  US $15,000,000 in the aggregate for the POLICY PERIOD.


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ITEM D.                  RETENTIONS:

                  $USDNIL each of the DIRECTORS AND OFFICERS each CLAIM but in no event exceeding

                  $USDNIL in the aggregate each CLAIM all DIRECTORS AND OFFICERS under Insuring Clause I.A.

                  USD $1,000,000 each CLAIM under Insuring Clause I.B.

                  USD $1,000,000 each CLAIM under Insuring Clause I.C.


ITEM E.                  INSURED PERCENTAGE:

                  100% of LOSS in excess of retention under Insuring Clause I.A.

                  100% of LOSS in excess of retention under Insuring Clause I.B.

                  100% of LOSS in excess of retention under Insuring Clause I.C.


ITEM F.                  PREMIUM:

                  US $800,318 being:

                  US $640,255.00 in respect of Signing Schedule A, and US $160,063.00 in respect of Signing Schedule B.


ITEM G.           1. Premium for OPTIONAL EXTENSION PERIOD: 22.5 % of the total premium as provided
                                                            in Clause VIII.

                  2. Length of OPTIONAL EXTENSION PERIOD:   365 Days.


ITEM H.           NOTIFICATION PURSUANT TO CLAUSES VI. AND XII. SHALL BE GIVEN
                  TO:

                  Hanson & Peters,
                  Attention:  Keith A. Hanson,
                  311 South Wacker Drive,
                  Chicago, Illinois  60606.



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ITEM I.                  OUTSIDE ENTITIES:

                  Massachusetts Mutual Life Insurance Company
                  Polaroid
                  Repligen Corporation
                  Bank of Boston
                  First National Bank of Boston
                  Raytheon
                  Texaco, Inc.
                  John Hancock Mutual Insurance Company

ITEM J.                  SERVICE OF PROCESS IN ANY SUIT SHALL BE MADE UPON:

                  Mendes & Mount
                  750 Seventh Avenue
                  New York,
                  New York 10019-6829,
                  USA

DATED IN LONDON:  29th September, 1999





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                         DIRECTORS, OFFICERS AND COMPANY
                                LIABILITY POLICY

In consideration of the payment of the premium, and subject to all of the provisions of this Policy, Underwriters and the ASSUREDS agree as follows.

I.   INSURING CLAUSES

     A. Underwriters shall pay on behalf of the DIRECTORS AND OFFICERS LOSS resulting from any CLAIM first made against the DIRECTORS AND OFFICERS during the POLICY PERIOD for an INDIVIDUAL ACT.

     B. Underwriters shall pay on behalf of the COMPANY LOSS which the COMPANY is required or permitted to pay as indemnification to any of the DIRECTORS AND OFFICERS resulting from any CLAIM first made against the DIRECTORS AND OFFICERS during the POLICY PERIOD for an INDIVIDUAL ACT.

     C. Underwriters shall pay on behalf of the COMPANY LOSS resulting from any Claim first made against the COMPANY during the POLICY PERIOD for a CORPORATE ACT.


II.  DEFINITIONS

The following terms whenever used in this Policy in boldface type shall have the meanings indicated.

     A.   "ASSUREDS" means the COMPANY and the DIRECTORS AND OFFICERS.

     B.   "CLAIM" means:

          1. any written demand for damages or other relief against any of the ASSUREDS; or

          2. any civil, criminal, administrative or regulatory proceeding initiated against any of the ASSUREDS, including:

               (a)  any appeal therefrom;

               (b) any proceeding before the Equal Employment Opportunity Commission or any similar federal, state or local governmental body with jurisdiction over any EMPLOYMENT PRACTICE VIOLATION; or

               (c) any formal investigatory proceeding before the Securities and Exchange Commission or any similar federal, state or local governmental body with jurisdiction over any SECURITIES LAW VIOLATION.

     D.   "COMPANY" means:

          1.   the PARENT COMPANY


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          2.   any SUBSIDIARY, including any entities which are consolidated for accounting purposes:

          3.   any unincorporated division, and

          4.   The Gillette Charitable Foundation

     E. "CORPORATE ACT" means any actual or alleged act, error, omission, misstatement, misleading statement, neglect or breach of duty by the COMPANY involving a SECURITIES LAW VIOLATION.

     F.   "CORPORATE TAKE-OVER" means:

          1. the acquisition by any person or entity of more than 50% of the outstanding securities of the PARENT COMPANY representing the present right to vote for the election of directors; or

          2. the merger of the PARENT COMPANY into another entity such that the PARENT COMPANY is not the surviving entity.

     G. "COSTS, CHARGES AND EXPENSES" means reasonable legal fees and expenses incurred by the ASSUREDS in defense of any CLAIM and cost of attachment or similar bonds, but shall not include:

          1. salaries, wages, overhead or benefit expenses associated with directors, officers or employees of the COMPANY; or

          2. any amounts incurred in defence of any CLAIM for which any other insurer has a duty to defend and is so defending.

     H. "DIRECTORS AND OFFICERS" means all persons who were, now are, or shall be:

          1.   a)   directors or officers of the COMPANY

               b) general managers, area general managers and group general managers of the Company and the Director of Investor Relations.

               c) all persons outside the United States while serving with any titles, roles, positions, and/or capacities comparable to the United States positions as identified in H.1.a) and b), including their estates, heirs, legal representatives or assigns in the event of their death, incapacity or bankruptcy or their equivalent in countries where not so titled.

               d) with respect to outside directorship coverage only, a director, officer, trustee, governor or executive officer of any not-for-profit organization where such officers of the PARENT COMPANY serve with such not-for-profit organization with the knowledge and consent of the Board of Directors.

          2. the lawful spouse of any of the persons set forth in H.1 a), b), and c) the above provisions of this definition, but only to the extent the spouse is a party to any CLAIM solely in the capacity as spouse of any such persons and only for the purposes of any CLAIM seeking damages recoverable from marital community property, property jointly held by any such person and the spouse, or property transferred from any such person to the spouse, including their estates, heirs, legal representatives or assigns in the




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                  event of their death, incapacity or bankruptcy;

     3. to the extent any Claim is for an EMPLOYMENT PRACTICE VIOLATION or a SECURITIES LAW VIOLATION, all persons who were, now are, or shall be employees of the COMPANY;

     4. With regard to Gillette Foundation only, trustees or committee members thereof;

     5. Employees of the Company, including their estates, heirs, legal representatives or assigns in the event of their death or incapacity or bankruptcy. However, coverage for employees who are not DIRECTORS AND OFFICERS as identified in H.1.(a),(b) and (c) shall only apply when an employee is named as a co-defendant with a DIRECTOR OR OFFICER of the company as identified in H.1.(a),(b) and (c) above;

     6. a Duracell High Power, Inc. representative on the Management Committee of 3CAlliance, but only as set forth in endorsement #1 of the policy;

     7. duly elected directors or duly appointed officers of Duracell International, Inc. and its Subsidiaries and all persons holding any officer position created by the charter or bylaws of Duracell International Inc. and its subsidiaries, or any equivalent executive positions of Duracell International Inc. and its subsidiaries, but only as set forth in endorsement #1.

I.   "EMPLOYMENT PRACTICE VIOLATION" means any actual or alleged:

     1. wrongful dismissal, discharge or termination of employment whether actual or constructive;

     2.   employment related misrepresentations;

     3. violation of any federal, state or local law concerning employment or discrimination in employment, including the Americans with Disabilities Act of 1992, the Civil Rights Act of 1991, the Age Discrimination in Employment Act of 1967, Title VII of the Civil Rights law of 1964 (as amended), the Pregnancy Discrimination Act of 1978, the Civil Rights Act of 1866, the Family and Medical Leave Act of 1993, the Older Workers Benefit Protection Act of 1990, the Fifth and Fourteenth Amendments of the United States Constitution, or any rule or regulation promulgated thereunder;

     4.   sexual or other harassment in the workplace;

     5.   wrongful deprivation of career opportunity, employment or promotion;

     6.   wrongful discipline or evaluation; or

     7. failure to adopt adequate employment or workplace policies and procedures.

J.   "INDIVIDUAL ACT" means

     1. any actual or alleged act, error, omission, misstatement, misleading statement, neglect or



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          breach of duty by any of the DIRECTORS AND OFFICERS, while acting in their capacity as a DIRECTOR OR OFFICER as defined herein

     2. any matter asserted against the DIRECTORS AND OFFICERS by reason of his or her status as a director or officer of the COMPANY

K. "INTERRELATED WRONGFUL ACTS" means WRONGFUL ACTS which have as a common nexus any fact, circumstance, situation, event, transaction or series of facts, circumstances, situations, events or transactions.

L. "LOSS" means damages, judgements, settlements and COSTS, CHARGES AND EXPENSES incurred by any of the ASSUREDS, but shall not include:

     1. punitive or exemplary damages, except where the applicable law in that jurisdiction allows coverage for punitive or exemplary damages;

     2. that portion of any multiplied damages award which exceeds the amount multiplied;

     3.   taxes, criminal or civil fines or penalties imposed by law;

     4. matters deemed uninsurable under the law pursuant to which this Policy shall be construed; or

     5. any wages, salary or benefits owed pursuant to the terms of any employment contract, however this exception shall not apply to any wages, salary or benefits, other than back pay, with regard to LOSS arising out of CLAIMS alleging EMPLOYMENT PRACTICES VIOLATION.

     With respect to coverage for punitive or exemplary damages, where the Assureds are able to demonstrate in good faith that punitive or exemplary damages are insurable under any applicable law, Underwriters shall not challenge that interpretation of insurability.

     M.   "OPTIONAL EXTENSION PERIOD" means the period described in Clause
          VIII.A.

     N. "PARENT COMPANY" means the entity named in Item A. of the Declarations.

     O. "POLICY PERIOD" means the period from the effective date and hour of this Policy to the Policy expiration date and hour as set forth in Item B. of the Declarations, or its earlier cancellation date and hour, if any, or the end of the OPTIONAL EXTENSION PERIOD, if purchased.

     P. "SECURITIES LAW VIOLATION" means (1) any violation of the Securities Act of 1933, the Securities Act of 34, rules or regulations of the Securities Exchange Commission under either or both Acts, similar laws or regulations of any state, or any common law or country relating to any transaction arising out of, involving, or relating to the purchase or sale of, offer to purchase or sell, or transfer or conversion of any securities, whether on the open market, through a public or private offering, or through merger or (2) any Claim brought directly, derivatively or otherwise by one or more security holders or beneficial owners of the securities of the COMPANY who are not also DIRECTORS OR OFFICERS, but only if the CLAIM is brought solely with respect to the security holder or beneficial holders interest in such


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          securities of the company.

     Q. "SUBSIDIARY" means any corporate entity while more than 50% of the outstanding securities representing the present right to vote for the election of such entity's directors are owned by the Parent COMPANY directly or indirectly, or any entity which is consolidated for PARENT COMPANY accounting purposes, if such entity:

          1. was so owned prior to the inception date of this Policy and was insured under a policy of which this Policy is a renewal;

          2.   was so owned on the inception date of this Policy;

          3. becomes so owned after the inception date of this Policy provided the assets of the entity do not exceed 25% of the consolidated assets of the COMPANY as set forth in the Company's most recent audited financial statement; or

          4. becomes so owned after the inception date of this Policy provided that if the assets of the entity exceed 25% of the consolidated assets of the COMPANY as set forth in the Company's most recent audited financial statement, the provisions of Clause VII.B. must be fulfilled.

     R.   "WRONGFUL ACT" means any CORPORATE ACT or INDIVIDUAL ACT.

     S. "NO LIABILITY" means with respect to any CLAIMS for SECURITIES LAW VIOLATION

          1. a final judgement of no liability obtained prior to trial in favour of all the ASSUREDS who are the subject of such CLAIM, by reason of a motion to dismiss or a motion for summary judgement, after the exhaustion of all appeals, or

          2. a final judgement of no liability obtained after trial, in favour of all the ASSUREDS who are the subject of such CLAIM, after exhaustion of all appeals.

          In no event shall the term NO LIABILITY apply to claims for SECURITIES LAW VIOLATION for which a settlement has occurred.

     T. COMMON LAW COUNTRY means any country in which governing principles of law are derived from judicial decisions as opposed to the enactment of legislatures, as in the Anglo-Saxon tradition. Such countries include, but are not limited to, the United States of America, Canada, Australia, New Zealand, the United Kingdom, the Republic of Ireland, and any state, territory, possession or political subdivision.

     U. SUPERVISORY BOARD means a group of natural persons elected by shareholders or employees of a COMPANY pursuant to the Articles of Incorporation of such organization, to control and supervise the management of the MANAGEMENT BOARD.

     V. MANAGEMENT BOARD means one or a group of natural persons appointed by the SUPERVISORY




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          BOARD of a COMPANY, pursuant to the articles of incorporation of such organization, to control and supervise the management of such organization.


III. EXCLUSIONS

     Underwriters shall not be liable to make any payment in connection with any
     CLAIM:

     A. for actual or alleged sickness, disease, death, false arrest, false imprisonment, damage to or destruction of tangible property (including loss of use thereof) or, except to the extent the CLAIM is for an EMPLOYMENT PRACTICE VIOLATION, for bodily injury, assault, battery, invasion of privacy, mental anguish, emotional distress, libel, slander or defamation;

     B. based upon, arising out of, directly or indirectly resulting from or in consequence of, or in any way involving:

          1. any WRONGFUL ACT or any fact, circumstance or situation which has been the subject of any notice given prior to the POLICY PERIOD under any Directors and Officers Liability Policy, or

          2. any other WRONGFUL ACT whenever occurring, which, together with a WRONGFUL ACT which has been the subject of such notice, would constitute INTERRELATED WRONGFUL ACTS;

     C. to the extent it is insured under any other existing valid Directors and Officers Liability Policy or Wrongful Employment Practices Liability Policy or equivalent, whether such other Directors and Officers Liability, or Wrongful Employment Practices Liability or equivalent insurance is stated to be primary, contributory, excess, contingent or otherwise, and regardless of whether or not any Loss in connection with such CLAIM is collectible or recoverable under such other policy; provided, however, this exclusion shall not apply to the amount of LOSS which is in excess of the amount of any deductible and the Limit of Liability of such other policy where such CLAIM is otherwise covered by this Policy;

     D. based upon, arising out of, directly or indirectly resulting from or in consequence of, or in any way involving, actual or alleged seepage, pollution or contamination of any kind; provided, however, this exclusion shall not apply to the coverage afforded under Insuring Clause I.A.;

     E. for violation of the Employee Retirement Income Security Act of 1974 as amended (or any regulations promulgated thereunder) or similar provisions of any federal, state or local law in connection with any employment benefit or welfare plans subject to ERISA and sponsored by the COMPANY;

     F. by, on behalf of, or at the direction of the ASSUREDS, except and to the extent such CLAIM:

          1. is brought derivatively or directly by a security holder of the COMPANY who, when such CLAIM is first made, is acting independently of the PARENT COMPANY, its SUBSIDIARIES and the DIRECTORS AND OFFICERS, (as defined in H 1.a.), b.), c.), 6 and 7 only);

          2. is brought by any of the ASSUREDS in the form of a crossclaim, third party claim or




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               otherwise for contribution or indemnity which is part of and results directly from a CLAIM not otherwise excluded by the terms of this Policy;

          3. is brought by any of the DIRECTORS AND OFFICERS for an EMPLOYMENT PRACTICE VIOLATION;

          4.   is brought in a Country other than a COMMON LAW COUNTRY;

               (a) on behalf of the COMPANY pursuant to approval by its owners at its general meeting;

                    and

               (b) against a DIRECTOR OR OFFICER in his or her capacity as a member of the board of such COMPANY; or

          5.   is brought in a Country other than a COMMON LAW COUNTRY:

               (a) on behalf of the COMPANY by a DIRECTOR OR OFFICER in his or her capacity as a member of a SUPERVISORY BOARD of such COMPANY; and

               (b) against a DIRECTOR OR OFFICER in his or her capacity as a member of the MANAGEMENT BOARD of a Company;

     G. brought about or contributed to by any dishonest, fraudulent or criminal act or omission or any personal profit or advantage gained by any of the DIRECTORS AND OFFICERS to which they were not legally entitled as established by judgement or other final adjudication

     H. for the return by any of the DIRECTORS AND OFFICERS of any remuneration paid to them without the previous approval of the appropriate governing body of the COMPANY, which payment without such previous approval shall be determined by a final adjudication in the underlying action or in a separate action or proceeding to be in violation of the law;

     I. against any of the DIRECTORS AND OFFICERS of any SUBSIDIARY or against any SUBSIDIARY based upon, arising out of, directly or indirectly resulting from or in consequence of, or in any way involving:

          1. any WRONGFUL ACT occurring prior to the date such entity became a SUBSIDIARY or subsequent to the date such entity ceased to be a SUBSIDIARY, or

          2. any WRONGFUL ACT occurring while such entity was a SUBSIDIARY which, together with a WRONGFUL ACT occurring prior to the date such entity became a SUBSIDIARY, would constitute INTERRELATED WRONGFUL ACTS;

               provided however, that this Exclusion shall not apply to Parker Pen Company;

     J. based upon, arising out of, directly or indirectly, resulting from or in consequence of, or in any way involving, any WRONGFUL ACT actually or allegedly committed subsequent to a




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          CORPORATE TAKE-OVER; or

     K. based upon, arising out of, directly or indirectly resulting from or in consequence of, or in any way involving, service as a director, officer, trustee, employee, governor, executive director or in a functionally equivalent position with any entity other than the COMPANY; provided, however, this exclusion shall not apply to LOSS resulting from any CLAIM to the extent that

          1. coverage is provided by virtue of this policy to DIRECTORS AND OFFICERS sitting on the Corporate Boards of the Entities specified in Item I of the Declaration Page or as otherwise noted in the II. Definitions H.1.d) and

          2. such loss is excess of any indemnification actually made by any outside entity or any of its insurers.

               No WRONGFUL ACT shall be imputed to any other ASSUREDS for the purpose of determining the applicability of any of the Exclusions.

IV.    LIMIT OF LIABILITY, RETENTIONS AND ORDER OF PAYMENTS

     A. (1) Underwriters shall be liable to pay the percentage of LOSS set forth in Item E. of the Declarations in excess of the amount of the applicable Retention up to the Limit of Liability, it being warranted that the remaining percentage of LOSS shall be uninsured. The Retention applicable to Insuring Clause I.B. shall apply to Loss payable under Insuring Clause I.A. if indemnification by the COMPANY is required by law or is legally permissible to the fullest extent permitted by law, regardless of whether or not actual indemnification is made, unless the COMPANY is unable to make such actual indemnification by reason of its insolvency or bankruptcy.

          (2) (a) If the ASSUREDS have given notice(s) to Underwriters of CLAIMs or WRONGFUL ACTS in accordance with Clause VI. NOTIFICATION A. or B. then the PARENT COMPANY shall have the right to purchase, in consideration of an additional premium of 150% of the pro rata remaining premium subject to a minimum of 150% of the annualized premium for this Policy, a reinstatement of the Limit of Liability of this Policy a single time. The PARENT COMPANY can purchase the reinstated Limit of Liability at any time provided it is before the end of the POLICY PERIOD. In order to purchase the reinstated Limit of Liability, the PARENT COMPANY must provide written notice by certified mail, return receipt requested, indicating that it is the intent of the PARENT COMPANY to Purchase the reinstated Limit of Liability. The reinstated Limit of Liability shall be effective at 12:01 am Standard Time at the Principal Address stated in Item A of the Declaration following the date on which the PARENT COMPANY dispatched such notice.

               (b) Such reinstated Limit of Liability shall not apply to any Loss resulting from:

                    (i) any CLAIM for which notice was provided to Underwriters prior to the effective date of the reinstated Limit of Liability or any CLAIM made on or subsequent to such effective date based upon, arising out of, directly or indirectly resulting from or in consequence of, or in any way involving the same WRONGFUL ACT, which together with any WRONGFUL ACT on which the prior CLAIM was based, would constitute



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                    INTERRELATED WRONGFUL ACTS; or

                    (ii) any CLAIM based on, arising out of, directly or indirectly resulting from or in consequence of, or in any way involving any WRONGFUL ACT for which notice was given to Underwriters in accordance with Clause VI.B. prior to the effective date of the reinstated Limit of Liability.

                    The remaining original Limit of Liability, if any, shall be applicable to any LOSS resulting from such CLAIMS.

               (c)The reinstated Limit of Liability shall apply excess of the original Limit of Liability of this Policy and all policies of insurance providing excess coverage.

     B. The amount shown in Item C. of the Declarations shall be the maximum aggregate Limit of Liability of Underwriters under the Policy, provided however, if a reinstatement of the Limit of Liability is purchased, then the maximum aggregate Limit of Liability of Underwriters under this policy, regardless of the number of CLAIMS, shall be an amount twice that shown in Item C. of the Declarations. Subject to Clause IV.A.2. the maximum aggregate Limit of Liability of Underwriters in connection with any one CLAIM shall be the amount shown in Item C. of the Declarations.

     C. More than one CLAIM involving the same WRONGFUL ACT or INTERRELATED WRONGFUL ACTS shall be deemed to constitute a single CLAIM and shall be deemed to have been made at the earliest of the following times:

          1. the time at which the earliest CLAIM involving the same WRONGFUL ACT or INTERRELATED WRONGFUL ACTS is first made; or

          2. the time at which the CLAIM involving the same WRONGFUL ACT or INTERRELATED WRONGFUL ACTS shall be deemed to have been made pursuant to Clause VI.B.

     D.   In the event more than one of the Insuring Clauses set forth in Clause
          I. are applicable to a CLAIM, the Retentions set forth in Item D. of the Declarations shall be applied separately to that part of the LOSS resulting from such CLAIM covered by each Insuring Clause. The sum of the Retentions so applied shall constitute the Retention applicable to such CLAIM. The total Retention as finally determined shall in no event exceed the largest of the Retentions applicable to the Insuring Clauses that are applicable to such CLAIM.

     E. Payments of LOSS by Underwriters shall reduce the Limit of Liability. Underwriters shall pay LOSS in the order in which LOSS is incurred. If LOSS payable under Insuring Clause I.A. and one or more of the other insuring clauses is incurred contemporaneously, Underwriters first shall pay LOSS payable under Insuring Clause I.A. The PARENT COMPANY may elect through its chief executive officer to decline or defer payment under Insuring Clause I.B. or Insuring Clause I.C. Underwriters shall have no obligation to pay LOSS after exhaustion of the Limit of Liability regardless of whether the PARENT COMPANY has declined or deferred payment.

     F. Underwriters shall pay COSTS, CHARGES AND EXPENSES no more than once every ninety




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          days.

     G. Notwithstanding the foregoing, solely with respect to SECURITIES LAW VIOLATIONS Underwriters shall reimburse COSTS, CHARGES AND EXPENSES paid by the Assureds with respect to each such claim in the event of:

          (1)  a determination of NO LIABILITY with respect to such CLAIM, or

          (2)  (a) dismissal of, or

               (b)  a stipulation to dismiss

          the CLAIM without prejudice and without the payment of any consideration by or on behalf of any of the ASSUREDS who are the subject of such CLAIM.

          provided, however, that in the case of (2) above, such reimbursement shall occur 90 days after the date of dismissal or stipulation as long as the CLAIM (and any other CLAIM involving the same WRONGFUL ACT or INTERRELATED WRONGFUL ACTS) is not re-brought within that time, and further subject to an undertaking by the COMPANY in a form acceptable to Underwriters that such reimbursement shall be paid back by the COMPANY to the Underwriter in the event the CLAIM (and any other CLAIM involving the same WRONGFUL ACT or INTERRELATED WRONGFUL ACTS) is brought after such 90 day period and before the expiration of the statute of limitations of such CLAIM.





V.     SETTLEMENTS AND DEFENSE

     A. No settlement shall be made and no COSTS, CHARGES AND EXPENSES shall be incurred without Underwriters' consent, such consent not to be unreasonably withheld.

     B. It shall be the duty of the ASSUREDS and not the duty of Underwriters to defend CLAIMS.

VI.    NOTIFICATION

     A. The ASSUREDS shall, as a condition precedent to their rights to payment under this Policy, give to Underwriters notice in writing of any CLAIM as soon as practicable after the ASSURED'S Risk Manager first becomes aware of any such CLAIM but in no event later than 90 days after the end of the POLICY PERIOD.

     B. If during the Policy Period the ASSUREDS Risk Manager first becomes aware of a specific WRONGFUL ACT, and if the Assureds during the POLICY PERIOD give written notice to Underwriters as soon as practicable of:

          1.   the specific WRONGFUL ACT;

          2.   the consequences which have resulted or may result therefrom; and

          3. the circumstances by which the ASSUREDS first became aware thereof,

          then any CLAIM made subsequently arising out of such WRONGFUL ACT shall be deemed for the purposes of this Policy to have been made at the time such notice was first given.

     C. Notice to Underwriters provided for in Clause VI. shall be given to the firm shown under Item H. of the Declarations.



VII. GENERAL CONDITIONS

     A.   Warranty Clause

     It is warranted that this policy shall be deemed to be a single unitary contract and not a severable contract of insurance or a series of individual contracts of insurance with each of the ASSUREDS.

     B.   Adjustment Clause

          1. This Policy is issued and the premium computed on the basis of the information submitted to Underwriters. In the event the COMPANY acquires any other entity or acquires substantially all of the assets of another entity, or merges with another entity such that the COMPANY is the surviving entity, or creates or acquires a SUBSIDIARY as defined in Clause II.Q.4. after the inception of this Policy, coverage shall be afforded for a period of 90 days for any LOSS in any way involving the assets acquired or the assets, liabilities, directors, officers or employees of the entity acquired or merged with, or such SUBSIDIARY. Coverage beyond such 90-day period shall only be available if:

               (a) written notice of such transaction or event is given to Underwriters by the PARENT COMPANY;

               (b) the PARENT COMPANY provides Underwriters with such information in connection therewith as Underwriters may deem necessary

               (c) the ASSUREDS accept any special terms, conditions, exclusions or additional premium charge as may be required by Underwriters; and

               (d) Underwriters, at their sole discretion, agree to provide such coverage.

          2. In the event any entity ceases to be a SUBSIDIARY as defined herein after the inception date of this Policy or of any policy issued by Underwriters of which this Policy is a renewal or replacement, this Policy, subject to its terms, shall continue to apply to:

               (a) any of the DIRECTORS AND OFFICERS who were DIRECTORS AND OFFICERS of such SUBSIDIARY in connection with any CLAIMS, and

               (b) such SUBSIDIARY in connection with CLAIMS for SECURITIES LAW VIOLATION provided such CLAIMS are first made during the POLICY PERIOD for WRONGFUL ACTs committed or allegedly committed prior to the time such entity ceased to be a SUBSIDIARY.

          3. In the event of a CORPORATE TAKE-OVER after the inception date of this Policy or of any policy issued by Underwriters of which this Policy is a renewal or replacement, this Policy, subject to its terms, shall continue to apply to the DIRECTORS AND OFFICERS and to the COMPANY but only with respect to WRONGFUL ACTS committed or allegedly committed prior to the CORPORATE TAKE-OVER.


     C.   Cancellation Clause

          1. By acceptance of this Policy, the ASSUREDS hereby confer the exclusive power and authority to cancel this Policy on their behalf to the PARENT COMPANY. Such entity may cancel this Policy by surrender thereof to Underwriters, or by mailing to Underwriters written notice stating when thereafter such cancellation shall be effective. The mailing of such notice shall be sufficient notice and the effective date of cancellation stated in the notice shall become the end of the POLICY PERIOD. Delivery of such written notice shall be equivalent to mailing.

          2. Underwriters may cancel this Policy only for non-payment of premium by mailing to the PARENT COMPANY written notice stating when, not less than 30 days thereafter, such cancellation shall be effective. The mailing of such notice shall be sufficient notice and the effective date of cancellation stated in the notice shall become the end of the POLICY PERIOD. Delivery of such written notice by Underwriters shall be equivalent to mailing. If the foregoing notice period is in conflict with any governing law or regulation, then such period shall be amended to afford the minimum notice period permitted thereunder.

          3. If this Policy is cancelled pursuant to 1. hereinabove, Underwriters shall retain the customary short rate proportion of the premium hereon, except it shall be pro-rated if the cancellation is due to an insurance program restructuring by the ASSURED provided Underwriters are given an opportunity to participate on such program. If this Policy is cancelled pursuant to 2. hereinabove, Underwriters shall retain the pro rata proportion of the premium hereon. Payment or tender of any unearned premium by Underwriters shall not be a condition precedent to the effectiveness of cancellation.

     D.   Company Authorisation Clause

          By acceptance of this Policy the ASSUREDS agree that the PARENT COMPANY will act on their behalf with respect to the giving of all notices to Underwriters, the receiving of notices from Underwriters, the payment of the premium and the receipt of any return premium.

VIII. OPTIONAL EXTENSION PERIOD

     A. If this policy is not renewed by the PARENT COMPANY or by the Underwriters, then the PARENT COMPANY shall have the right, upon payment of an additional premium calculated at that percentage shown in Item G.1. of the Declarations of the total premium for this Policy, to an extension of the coverage granted by this Policy with respect to any CLAIM first made during the period of time set forth in Item G.2. of the Declarations after the Policy expiration date, but only with respect to any WRONGFUL ACT committed before such date.

     B. As a condition precedent to the right to purchase the OPTIONAL EXTENSION PERIOD, the total premium for this Policy must have been paid. The right to purchase the OPTIONAL EXTENSION PERIOD shall terminate unless written notice together with full payment of the premium for the OPTIONAL EXTENSION Period is given to Underwriters within 30 days after the Policy expiration date. If such notice and premium payment is not so given to Underwriters, there shall be no right to purchase the OPTIONAL EXTENSION PERIOD.

     C. In the event of the purchase of the OPTIONAL EXTENSION PERIOD, the entire premium therefore shall be deemed earned at its commencement.

     D. In the event the OPTIONAL EXTENSION PERIOD is purchased, it shall terminate forthwith on the effective date of any contract of insurance or indemnity which replaces the coverage afforded by this Policy through the OPTIONAL EXTENSION PERIOD either in whole or in part, and in the event the OPTIONAL EXTENSION PERIOD is so terminated, Underwriters shall refund pro rata any unearned premium for the unexpired period of such extension.

     E. The exercise of the OPTIONAL EXTENSION PERIOD shall not in any way increase the Limit of Liability of Underwriters.


IX.  ASSISTANCE, COOPERATION AND SUBROGATION

     The ASSUREDS agree to provide Underwriters with such information, assistance and co-operation as Underwriters or their counsel may reasonably request, and they further agree that they shall not take any action which in any way increases Underwriters' exposure under this Policy.

     In the event of any payment under this Policy, Underwriters shall be subrogated to the ASSUREDS' rights of recovery therefor against any person or entity. The ASSUREDS shall execute all papers required and shall do everything that may be necessary to secure and preserve such rights including the execution of such documents as are necessary to enable Underwriters effectively to bring suit in their name, and shall provide all other assistance and co-operation which Underwriters may reasonably require.


X.   ASSIGNMENTS AND ACTION AGAINST UNDERWRITERS

     No action shall lie against Underwriters unless, as a condition precedent thereto, the ASSUREDS shall have fully complied with all of the terms of this Policy, nor until the amount of the ASSUREDS' obligation to pay shall have been fully and finally determined either by judgement against them or by written agreement between them, the claimant and Underwriters. Nothing contained herein shall give any person or organisation any right to join Underwriters as a party to any CLAIM against the ASSUREDS to determine their liability, nor shall Underwriters be impleaded by the ASSUREDS or their legal representative in any CLAIM. Assignment of interest under this Policy shall not bind Underwriters unless their consent is endorsed hereon.


XI.  ENTIRE AGREEMENT

     By acceptance of this Policy, the ASSUREDS agree that this Policy embodies all agreements existing between them and Underwriters or any of their agents relating to this insurance. Notice to any agent or knowledge possessed by any agent or other person acting on behalf of Underwriters shall not effect a waiver or a change in any part of this Policy or estop Underwriters from asserting any right under the terms of this Policy, nor shall the terms be waived or changed except by written endorsement or rider issued by Underwriters to form a part of this Policy.

XII. SERVICE OF SUIT

     It is agreed that in the event of the failure of Underwriters to pay any amount claimed to be due hereunder, Underwriters at the request of any person or entity insured hereunder will submit to the jurisdiction of any court of competent jurisdiction within the United States and will comply with all requirements necessary to give such court jurisdiction. Nothing in this Clause constitutes or should be understood to constitute a waiver of Underwriters' rights to commence an action in any court of competent jurisdiction in the United States, to remove an action to United States District Court, or to seek a transfer of a case to another court as permitted by the laws of the United States or of any state in the United States. It is further agreed that service of process in such suit may be made upon the firm shown under Item H. of the Declarations, and that in such suit instituted against any one of the Underwriters upon this Policy, Underwriters will abide by the final decision of such court or of any appellate court in the event of an appeal.

     The firm shown under Item H. of the Declarations is authorised and directed to accept service of process on behalf of Underwriters in any such suit and/or upon the request of any person or entity insured hereunder to give a written undertaking to such person or entity that it will enter a general appearance upon Underwriters' behalf in the event such a suit shall be instituted.

     Further, pursuant to the statute of any state, territory or district of the United States which makes provision therefor, Underwriters hereon hereby designate the Superintendent, Commissioner or Director of Insurance or other officers specified for that purpose in the statute, or any of their successors in office, as their true and lawful attorney, upon whom may be served any lawful process in any action, suit or proceeding instituted by or on behalf of any person or entity insured hereunder or any beneficiary hereunder arising out of this Policy, and hereby designate the firm shown under Item H. of the Declarations as the firm to whom the said officer is authorised to mail such process or a true copy thereof.

Endorsement #1

DURACELL ENDORSEMENT

Endorsement #A

It is understood and agreed that the term "COMPANY" is deemed to include Duracell International, Inc. and its Subsidiaries, Duracell HighPower, Inc. and 3CAlliance L.P. but only with respect to CLAIMS for WRONGFUL ACTS occurring on or subsequent to 31st December 1996.

ENDORSEMENT #4


OUTSIDE BOARD ENDORSEMENT

It is understood and agreed that the term "DIRECTORS AND OFFICERS" is deemed to cover the following individuals for their participation on the identified for profit outside boards. The coverage for Mr. Zeien shall only apply with respect to CLAIMS made arising out of WRONGFUL ACTS occurring on or before June 30th, 1999.

DIRECTOR AND OFFICER                OUTSIDE BOARD

Mr. Alfred Zeien                   Massachusetts Mutual Life Insurance Company
                                   Polaroid
                                   Repligen Corporation
                                   Bank of Boston
                                   First National Bank of Boston
                                   Raytheon

Michael  C. Hawley                 Texaco, Inc.
                                   John Hancock Mutual Insurance Company

ENDORSEMENT #2

In consideration of the premium charged for the Policy, it is hereby understood and agreed that:

1. Clause IV. LIMIT OF LIABILITY AND RETENTIONS is amended by the addition of the following:

     H. The maximum aggregate Limit of Liability under the Policy and policy 757/FD960228 and 757/FD960229 issued to The Gillette Company combined shall be $20,000,000 excess the applicable retention as set forth under Clause IV.I. for all LOSS resulting from:

          1.   all CLAIMS made against the DIRECTORS AND OFFICERS, and

          2. all CLAIMS made against the DIRECTORS AND OFFICERS under policy 757/FD960228 and 757/FD960229 issued to The Gillette Company.

          provided, however, that this maximum aggregate Limit of Liability shall apply only when such CLAIMS are based upon, arise from, or involve the same WRONGFUL ACT or INTERRELATED WRONGFUL ACTS. Nothwithstanding the above, the Assureds shall have the right to reinstate limits per Clause IV.B of this policy.

     I. In the event of payment of LOSS for a CLAIM under both this Policy and under policy 757/FD960228 and 757/FD960229 issued to The Gillette Company as set forth in Clause IV. H. above, the applicable retentions under each policy shall be applied separately to that part of the LOSS resulting from such CLAIM covered by each policy, and the sum of the retentions so applied shall constitute the Retention applicable to such CLAIM, provided, however, the total Retention as finally determined shall in no event exceed the greater of the two..

2. Clause IV. LIMIT OF LIABILITY AND RETENTIONS F. is deleted and the following is substituted therefor:

     F. Underwriters shall pay COSTS, CHARGES AND EXPENSES no more than once every 90 days. COSTS, CHARGES AND EXPENSES shall be part of and not in addition to the Limit of Liability as shown under Item C. of the Declarations, or the maximum aggregate Limit of Liability under Clause IV.H. and such COSTS, CHARGES AND EXPENSES shall reduce the Limit of Liability as shown under Item C. of the Declarations and under Clause IV.H.

3. Clause VIII. OPTIONAL EXTENSION PERIOD F. is amended by deleting the period, substituting a comma therefor, and adding the following: and under Clause IV. LIMIT OF LIABILITY AND RETENTIONS H. (This paragraph needs some review since there is no VIII Optional Extension Period F in the basic form.)

Endorsement #3


In consideration of the premium charged for the Policy and subject to all the terms, exclusions and conditions of the Policy, it is hereby understood and agreed that the Policy is amended by the addition of the following:

Underwriters and the ASSUREDS agree that "Y2K Problems" as that term is defined in this endorsement, will not be excluded from coverage under the Policy. However any CLAIM involving "Y2K problems" shall be subject to all terms, conditions, limitations and exclusions of this policy.

The term "Y2K Problems" shall refer to the following:

The failure of any computer software or hardware, computer system or network or computer or computer chip to accurately read, process, accept, distinguish, interpret, recognize, sort or store, or to perform mathematical calculations involving:

any time or date on or after midnight on December 31, 1999, or any time or date representing or referring to different centuries or more than one century, or any time or date data as its true time or calendar date, or the millennium change is occurring when the year 1999 changes to the year 2000, whether such failures or alleged failures occur before, during or after the year 2000.

This endorsement does not change or amend any coverage provided under this Policy. All terms and conditions of the Policy remain unchanged.

                                                                    EXHIBIT 10-E

--------------------------------------------------------------------------------
TRAVELERSPropertyCasualty                   Fiduciary Liability Plus+(TM) Policy
     A member of citigroup [LOGO]
--------------------------------------------------------------------------------
   DECLARATIONS                               POLICY NO. 006 FF 103202106 BCM
--------------------------------------------------------------------------------
[X] TRAVELERS CASUALTY AND SURETY COMPANY   [ ] TRAVELERS CASUALTY AND SURETY
    OF AMERICA                                  COMPANY OF ILLINOIS
    Hartford, Connecticut 06183-9062        Naperville, Illinois 60563-8458
[ ] TRAVELERS CASUALTY AND SURETY COMPANY
    Hartford, Connecticut 06183-9062        (A Stock Insurance Company, herein
                                            called the Company)

        THIS IS A CLAIMS MADE POLICY. PLEASE READ THE POLICY CAREFULLY.
        ---------------------------------------------------------------

NOTE: THE LIMIT OF LIABILITY AVAILABLE TO PAY DAMAGES OR SETTLEMENTS MAY BE REDUCED BY THE AMOUNTS INCURRED AS "DEFENSE EXPENSES", AND "DEFENSE EXPENSES" MAY BE APPLIED AGAINST THE DEDUCTIBLE AMOUNT.

                                          THIS POLICY REPLACES 006FF101047092BCM
--------------------------------------------------------------------------------

ITEM 1.        NAMED INSURED: THE GILLETTE COMPANY
               ADDRESS:       PRUDENTIAL TOWER BUILDING
                              BOSTON, MASSACHUSETTS 02199

--------------------------------------------------------------------------------

ITEM 2.        POLICY PERIOD: Inception Date:  JULY 01,1999
                              Expiration Date: JULY 01, 2002
                              12:01 A.M. standard time both dates at the address stated in Item 1.

--------------------------------------------------------------------------------

Item 3.        Annual Aggregate Limit of Liability: $20,000,000.00

--------------------------------------------------------------------------------

Item 4.        Deductible Amount: $100,000.00 (Each and every CLAIM)
                                  -----------
--------------------------------------------------------------------------------

Item 5.        Premium for the POLICY PERIOD: $106,875.00
                                              -----------
               Current: $106,875.00     Each Anniversary:
                        -----------
--------------------------------------------------------------------------------

Item 6.        Extended Reporting Period:  12 months for 75% of the Premium for the POLICY PERIOD

               (If exercised, in accordance with Section XII. of this Policy.)

               If the POLICY PERIOD is for a period of more than one year, the % of the premium for the POLICY PERIOD shall be calculated from the equivalent annual premium.

--------------------------------------------------------------------------------

Item 7. This policy (FLP-1001) is subject to the terms of the following endorsements attached hereto:
               FLP-1010 09-98, FLP-1014 09-98, FLP-1015 09-98, FLP 1030 09-98,
               FLP-1031 09-98, FLP 1008 (09-98), FLP-1012 (09-98), FLP-1016
               (r6-98), NON-CANCELLABLE AGREEMENT, REINSTATEMENT OF LIMITS OF LIABILITY

--------------------------------------------------------------------------------

Item 8.        Continuity Date: 07/01/1987
                                ----------
               (If no Continuity Date is entered above, the Continuity Date shall be the Inception Date shown in Item 2.)

--------------------------------------------------------------------------------




------------------------------                 ---------------------------------
Countersigned by (if required)                 Authorized Company Representative

FLP-1000 (09-98)

--------------------------------------------------------------------------------
TRAVELERSPropertyCasualty                   Fiduciary Liability Plus+(SM) Policy
     A member of citigroup
--------------------------------------------------------------------------------

TRAVELERS CASUALTY AND SURETY COMPANY      TRAVELERS CASUALTY AND SURETY COMPANY OF AMERICA    TRAVELERS CASUALTY AND SURETY COMPANY
                                                                                               OF ILLINOIS
  Hartford, Connecticut 06183-9062                Hartford, Connecticut 06183-9062                   Naperville, Illinois 60563

        THIS IS A CLAIMS MADE POLICY. PLEASE READ THE POLICY CAREFULLY.

NOTE: THE LIMIT OF LIABILITY AVAILABLE TO PAY DAMAGES OR SETTLEMENTS MAY BE REDUCED BY THE AMOUNTS INCURRED AS "DEFENSE EXPENSES", AND "DEFENSE EXPENSES" MAY BE APPLIED AGAINST THE DEDUCTIBLE AMOUNT.

IN CONSIDERATION of the payment of the premium stated in the Declarations and subject to all of the terms, conditions and limitations of this Policy, the Company agrees as follows:

I.   INSURING AGREEMENT.

The Company shall pay on BEHALF OF THE INSURED all DAMAGES on account of a CLAIM first made during the POLICY PERIOD for an actual or alleged WRONGFUL ACT.



II.  DEFENSE PROVISIONS; TERRITORY

     A. If a CLAIM is brought in the United States, its territories or possessions, or in Canada, the Company shall have the right and duty to defend such CLAIM, and shall pay DEFENSE EXPENSES, even if the CLAIM is groundless, false or fraudulent; DEFENSE EXPENSES with regard to such CLAIM shall be in addition to, and not part of, the "Annual Aggregate Limit of Liability" set out in the Declarations to the Policy.

     B. If a formal civil adjudicative proceeding seeking DAMAGES is brought anywhere in the world other than the United States, its territories or possessions, or Canada, which asserts a CLAIM first made during the POLICY PERIOD, it shall be the right and duty of the INSURED'S option, either reimburse or advance DEFENSE EXPENSES which the INSURED pays or incurs with regard to such proceeding, even if the CLAIM asserted therein is groundless, false or fraudulent. DEFENSE EXPENSES with regard to such proceeding shall be part of, and not in addition to, the "Annual Aggregate Limit of Liability" set out in the Declarations to the Policy, and payment or reimbursement of such DEFENSE EXPENSES shall reduce the amount of the "Annual Aggregate Limit of Liability" available for payment or reimbursement of DEFENSE EXPENSES, judgements or settlements.



III. DEFINITIONS

     A. "ADMINISTRATION" means:

          1. giving counsel to employees, participants, or beneficiaries with respect to EMPLOYEE BENEFITS;
          2. interpreting EMPLOYEE BENEFITS;
          3. handling records in connection with EMPLOYEE BENEFITS; or
          4. effecting enrollment, termination or cancellation of employees, participants, or beneficiaries under an EMPLOYEE BENEFITS program.

     B. "CLAIMS" means:

          1. a written demand,
          2. a civil proceeding commenced by service of a compliant or similar pleading,
          3. a criminal proceeding commenced by return of an indictment, or
          4. a formal administrative or regulatory proceeding commenced by filing a notice of charges, formal investigative order or similar document,

     seeking DAMAGES or injunctive or other equitable relief from an INSURED for an alleged WRONGFUL ACT.

All RELATED CLAIMS are a single CLAIM for purposes of this Policy, and all RELATED CLAIMS shall be deemed to have been made at the time the first of such RELATED CLAIMS was made.

     C. "DAMAGES" means money, including prejudgement and postjudgement interest, which an INSURED is legally obligated to pay as a result of a CLAIM; provided, however that "DAMAGES" shall not include:

          1. Fines; penalties, other than civil penalties under Sections 502(i) and 502(l) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"); taxes; punitive or exemplary damages; matters deemed uninsurable under applicable law;

          2. Payment of medical, pension, severance or EMPLOYEE BENEFITS which are or may become due, except to the extent that such sums are payable as a personal obligation of a natural person who is an INSURED, because of such INSURED'S WRONGFUL ACT; provided, however, that this exclusion shall not apply to the Company's obligation to defend, or to pay, advance or reimburse DEFENSE EXPENSES, regarding a CLAIM seeking such benefits.

     D. "DEFENSE EXPENSES" means reasonable and necessary fees and expenses incurred in the investigation, defense, settlement and appeal of a CLAIM, including the premium for appeal bonds regarding such CLAIM; but DEFENSE EXPENSES shall not include salaries, wages, benefits or overhead of, or paid to, any INSURED or any employee of an INSURED.

     E. "EMPLOYEE BENEFIT PLAN" means:

          1. any WELFARE PLAN which was, is now, or becomes sponsored solely by the NAMES INSURED or jointly by the NAMED INSURED and a labor organization exclusively for the benefit of employees of the NAMED INSURED;
          2. any PENSION PLAN or other plan identified in the endorsements to this Policy;
          3. any WELFARE PLAN or PENSION PLAN for which coverage is provided pursuant to Section XI of this Policy.

     F. "EMPLOYEE BENEFITS" means benefits provided through an EMPLOYEE BENEFIT PLAN, and also includes benefits provided under Worker's Compensation Insurance, Unemployment Insurance, Social Security and Disability Insurance, and the Consolidated Omnibus Budget Reconciliation Act of 1985 and amendments thereto ("COBRA").

     G. "INSURED" means:

          1. the NAMED INSURED;

          2. an EMPLOYEE BENEFIT PLAN;


FLP-1001 (09-98)                                                     Page 1 of 5

               3. any natural person who was, is or becomes:

                    (a) a trustee of an EMPLOYEE BENEFIT PLAN, while acting in his or her capacity as a fiduciary,

                    (b) a director, officer or employee of the Named Insured,
                        or an EMPLOYEE BENEFIT PLAN, while acting in his or her capacity as a fiduciary, or

                    (c) an heir, executor, administrator, assignee or other
                        legal representative of an INSURED, in the event of the INSURED'S death, incapacity or bankruptcy; and the lawful spouse, parent, child or sibling of a natural person who is an INSURED.

  H. "NAMED INSURED" means the entity named in Item 1 of the Declarations of the Policy, and includes entities which the NAMED INSURED owns, has owned, or during the POLICY PERIOD forms or acquires, but only for CLAIMS with regard to WRONGFUL ACTS which occur wholly during the time that the NAMED INSURED owns more than fifty percent (50%) of such entities.

  I. "PENSION PLAN" means any plan so defined in Section 3(2) of ERISA, as amended, or in any related or similar state, local or foreign law or regulation.

  J. "POLICY PERIOD" means either the dates set forth in the Declarations to the Policy, or the dates set forth in the most recent Renewal Certificate with respect to the Policy, whichever period is later; in no event, however, shall the POLICY PERIOD continue past the effective date of cancellation or termination of the Policy.

  K. "RELATED CLAIMS" means all CLAIMS based on, or directly or indirectly arising or resulting from, or in any way involving, the same facts, circumstances, situations, transactions, events or WRONGFUL ACTS; and all CLAIMS based on a series of continuous or related facts, circumstances, situations, transactions, events or WRONGFUL ACTS.

  L. "WELFARE PLAN" means any plan so defined in Section 3(1) of ERISA, as amended, or in any related or similar state, local or foreign law or regulation.

  M. "WRONGFUL ACT" means a breach of fiduciary duty by the INSURED with respect to an EMPLOYEE BENEFIT PLAN, including but no limited to:

      1. breach of duties, obligations and responsibilities imposed by ERISA or by COBRA, or by any related or similar state, local or foreign law or regulation, in the discharge of the INSURED'S duties as respects an EMPLOYEE BENEFIT PLAN;

      2. any other matter claimed against an INSURED solely because of the INSURED'S status as a fiduciary as respects an EMPLOYEE BENEFIT PLAN; and

      3. negligent acts, errors or omissions of the INSURED in the ADMINISTRATION of EMPLOYEE BENEFITS.

IV. EXCLUSIONS.

This insurance shall not apply to, and the Company shall have no duty to defend or to pay, reimburse or advance DAMAGES or DEFENSE EXPENSES for, any CLAIM:

  A. For or arising our of dishonest, fraudulent or criminal acts by the INSURED; provided, however, that this exclusion shall not apply to such CLAIM, or to the Company's obligation to defend or to pay, reimburse or advance DEFENSE EXPENSES regarding such CLAIM, until a judgment or other final adjudication adverse to the INSURED shall establish such acts.

  B. For damage to, or destruction of, loss of, or loss of use of any tangible property; or arising out of bodily injury, sickness, mental or emotional distress, disease or death of any person.

  C. For any obligation imposed by, or arising out of an INSURED'S failure to comply with, any law concerning Workers' Compensation, Unemployment Insurance, Social Security, Disability Insurance, or any related or similar law other than COBRA.

  D. For or arising out of or in consequence of the liability of others assumed by an INSURED under any contract of agreement, whether oral or written, other than an EMPLOYEE BENEFIT PLAN, except to the extent that the INSURED would have been liable in the absence of such contract or agreement.

  E. For or arising out of an INSURED'S having gained in fact any profit, remuneration or advantage to which such INSURED was not legally entitled, or for the return by the INSURED of any remuneration paid to or received by such INSURED if payment or receipt of such remuneration was in violation of law.

  F. For or arising out of the INSURED having willfully violated any judicial or regulatory order or any law; provided, however, that this exclusion shall not apply to such CLAIM, or to the Company's obligation to defend or to pay, reimburse or advance DEFENSE EXPENSES regarding such CLAIM, until a judgment or other adjudication adverse to the INSURED shall establish such willful violation.

  G. Based upon, alleging or arising out of any actual or alleged or threatened discharge, release, seepage, escape or disposal of any hazardous or toxic waste, emissions or substances, including but not limited to pollution or contamination of any kind, and including but not limited to directions, requests or orders that an INSURED report, test for, monitor, clean up, remove, contain, treat, detoxify or neutralize any hazardous or toxic waste, emissions or substances.

  H. Based upon, alleging or arising out of discrimination, retaliation or wrongful termination of any type or kind, other than CLAIMS asserted under ERISA section 510.

  I. Based upon, alleging or arising out of any pending or prior litigation as of the inception of coverage under the Policy, or under the first Policy issued to the NAMED INSURED by the Company provided that similar and uninterrupted coverage has been in force with the Company since that time, or alleging or derived from the same or substantially similar facts, circumstances or situations underlying or alleged in such prior or pending litigation.

  J. Based upon, alleging or arising out of any facts, circumstances, situations, transactions or events as to which notice has been given to any insurer under prior similar coverage.

V. SEVERABILITY OF EXCLUSIONS.

With respect to the Exclusions in Section IV of this Policy, no act or omission of one INSURED shall be imputed to any other INSURED for the purpose of determining the applicability of any exclusion, and the coverage otherwise afforded under this Policy shall continue to apply to all INSUREDS who did not commit, direct, approve or ratify such act or omission.

VI. DEDUCTIBLE.

The sum stated in the Declarations, "Deductible Amount," shall be deducted from all amounts, including DEFENSE EXPENSES, paid by the Company for each CLAIM, and the Company shall be liable only for sums in excess of such Deductible Amount. The Company shall have no obligation to pay, advance or reimburse DAMAGES or DEFENSE EXPENSES until the Deductible Amount has been paid by the INSURED. The Company may elect to pay all or part of the Deductible Amount to effect settlement of a CLAIM and, upon notice of the action taken by the Company, the INSURED shall promptly reimburse the Company such part of the Deductible Amount as has been paid by the Company; provided, however, that the Deductible Amount shall not apply to an INSURED as defined in Section III(G)(3) if indemnification by the NAMED INSURED is not permitted by law or if the NAMED INSURED is unable to make such indemnification solely by reason of its financial insolvency.

VII. LIMITS OF LIABILITY.

Regardless of the number of persons or entities bringing CLAIMS and regardless of the number of persons or entities who are INSUREDS, the total limit of the Company's liability because of all CLAIMS, including RELATED

FLP-1001 (09-98)                                                     Page 2 of 5

CLAIMS, made during a single POLICY PERIOD, shall not exceed the amount shown in the Declarations to the Policy as the "Annual Aggregate Limit of Liability," regardless of when payment is made and regardless of when an INSURED'S legal obligation with regard thereto arises or is established. If the POLICY PERIOD in the Declarations is more than one year, then the "Annual Aggregate Limit of Liability" shall apply separately to each consecutive annual period.

In the event of a judgment in excess of the portion of the "Annual Aggregate Limit of Liability" remaining after prior payments of judgments, settlements, and DEFENSE EXPENSES payable under Section II.B., the Company's potential liability with regard thereto shall not exceed the then remaining amount of the "Annual Aggregate Limit of Liability." In no event shall the Company be obligated to make payment with regard to any CLAIM or judgment, or to defend or continue to defend, or to pay, reimburse or advance DEFENSE EXPENSES, after the "Annual Aggregate Limit of Liability" has been exhausted by payment of judgments, settlements, and DEFENSE EXPENSES payable under Section II.B..

VIII. CONSENT TO SETTLE.

The Company may, with the written consent of the INSURED, make such settlement or compromise of any CLAIM as the Company deems expedient, and if the INSURED shall refuse to consent to the settlement of any CLAIM as recommended by the Company based upon a judgment or a bona fide offer of settlement, then the INSURED thereafter shall negotiate or defend such CLAIM independently of the Company and on the INSURED'S own behalf and solely at the expense of the INSURED; in such event all DEFENSE EXPENSES and other costs and expenses incurred or paid by the INSURED after the date the INSURED refused to consent to settlement as recommended by the Company, shall be the sole responsibility of the INSURED and shall not be recoverable under this Policy, and the INSURED also shall be solely responsible for all DAMAGES in excess of the lower of the amount for which settlement could have been made as recommended by the Company or the remaining portion of the "Annual Aggregate Limit of Liability."

IX. CLAIMS MADE EXTENSION CLAUSE.

If, during the POLICY PERIOD, the INSURED shall first become aware of any WRONGFUL ACT which may subsequently give rise to a CLAIM and shall, during such POLICY PERIOD, give written notice thereof as set forth herein to the Company, then any CLAIM which subsequently is made against the INSURED with regard to such WRONGFUL ACT shall be deemed to have been first made during such POLICY PERIOD. The written notice shall include the particulars of such WRONGFUL ACT, including all facts constituting the alleged WRONGFUL ACT, the identity of each person allegedly involved in or affected by the WRONGFUL ACT, and the date(s) of the alleged events, all of which shall be provided as soon as practicable, but in any event prior to the end of such POLICY PERIOD. Notice of any actual CLAIM which is subsequently made with respect to such WRONGFUL ACT must be given in accordance with Section XIII.A.

X. CANCELLATION.

This policy may be canceled by the NAMED INSURED named in Item 1 of the Declarations at any time by written notice to the Company stating when thereafter cancellation shall be effective. This Policy may be canceled by the Company by mailing to the NAMED INSURED named in Item 1 of the Declarations, at the address shown in Item 1 of the Declarations, written notice stating when, not less than ten (10) days thereafter for nonpayment of premium or not less than sixty (60) days thereafter for any other reason, cancellation shall be effective. Mailing of such notice by the Company shall be sufficient proof of such notice, and the Policy shall terminate at the date and hour specified therein.

If this Policy is canceled by the NAMED INSURED, the Company shall retain the customary short rate proportion of the premium hereon. If this Policy is canceled by the Company, the Company shall retain the pro rata proportion of the premium. Payment or tender of any unearned premium by the Company shall not be a condition precedent to the effectiveness of cancellation but such payment shall be made as soon as practicable.

A.   FORMATION OR ACQUISITION OF PENSION PLAN.

     If, during the POLICY PERIOD, the NAMED INSURED forms or acquires a PENSION PLAN(S), other than an employee stock ownership plan, which is then solely sponsored by the NAMED INSURED or jointly by the NAMED INSURED and a labor organization exclusively for the benefit of the employees of the NAMED INSURED, the Policy will provide coverage for such plan(s), subject to all other terms and conditions of this Policy and only for so long as the Policy remains in effect as to the NAMED INSURED, but only for CLAIMS with regard to WRONGFUL ACTS which occur after the date of the formation or acquisition, provided written notice of such formation or acquisition has been given to the Company, and specific application has been submitted on the Company's form in use at the time, together with such documentation and information as the Company's underwriters may require, all within ninety (90) days after the effective date of such formation or acquisition. The Policy shall not afford any coverage with respect to such plan(s) following such 90-day period unless the Company has agreed to provide such coverage, subject to any additional terms and condition as the Company may require, and the NAMED INSURED has paid the Company any additional premium as may be required by the Company.

The 90-day notice requirement shall not apply, however, if the total assets of the formed or acquired plan(s), as of the effective date of such formation or acquisition, do not exceed 10% of the total plan assets shown on the most recent application submitted by the NAMED INSURED, or such formation or acquisition occurs less than 90 days prior to the end of the POLICY PERIOD. In either such event, the Policy will provide coverage, as described in the preceding paragraph, for such plan(s), provided written notice of such formation or acquisition is given to the Company prior to the end of such POLICY PERIOD, or if such POLICY PERIOD in the Declarations is more than one year, at the end of the annual period during which such formation or acquisition became effective.

Notwithstanding the foregoing, no coverage shall be provided pursuant to this Subsection XI.A. for any employee stock ownership plan or any natural person or NAMED INSURED with respect thereto unless the Company, by specific written endorsement hereto, agrees to provide such coverage. Any such coverage shall be at the terms and conditions set forth in the endorsement and for such additional premium as may be required by the Company.

B.   MERGER OF PLANS.

     If, during the POLICY PERIOD, a WELFARE PLAN or PENSION PLAN for which coverage is provided under this Policy is merged with another WELFARE PLAN or PENSION PLAN for which coverage is also provided under this Policy, the Policy shall continue to provide coverage for both plans, subject to all other terms and conditions of this Policy and only for so long as the Policy remains in effect as to the NAMED INSURED.

If, during the POLICY PERIOD, a WELFARE PLAN or PENSION PLAN for which coverage is provided under this Policy ("Covered Plan") is merged with another WELFARE PLAN or PENSION PLAN for which coverage is not provided under this Policy ("Uncovered Plan"), the Policy shall continue to provide coverage for only the Covered Plan, subject to all other terms and conditions of this Policy and only for so long as the Policy remains in effect as to the NAMED INSURED, but only for CLAIMS with regard to WRONGFUL ACTS which occurred prior to the date of such merger.

C.   SALE OR TERMINATION OF PLAN.

     If, prior to or during the POLICY PERIOD, any WELFARE PLAN or PENSION PLAN is sold or terminated, the Policy shall provide coverage for such plan, subject to all other terms and conditions of this Policy and only for so long as the Policy remains in effect as to the NAMED INSURED. The coverage provided pursuant to this Subsection XI.C. shall apply only:

     1. for CLAIMS with regard to WRONGFUL ACTS which occurred prior to the date of such sale or termination.

     2. while such plan was sponsored solely by the NAMED INSURED or jointly by the NAMED INSURED and a labor organization exclusively for the benefit of employees of the NAMED INSURED, and

     3. if notice of such sale or termination is given to the Company prior to the end of such POLICY PERIOD.

  D.  Change of Control of Named Insured.
      -----------------------------------

     If, during the POLICY PERIOD, more than fifty percent (50%) of the ownership of the NAMED INSURED named in Item 1 of the Declarations is changed, then this Policy shall continue to provide coverage, subject to all other terms and conditions of this Policy, but only for CLAIMS with regard to WRONGFUL ACTS which occurred prior to the effective date of such change of ownership. Such coverage will terminate at the end of the POLICY PERIOD or, if the POLICY PERIOD in the Declarations is more than one year, at the end of the annual period during which the change of ownership became effective. If coverage is terminated pursuant to this provision prior to end of the POLICY PERIOD, the Company shall retain the pro rata proportion of the premium.

XII. EXTENDED REPORTING PERIOD.

Upon termination or cancellation of this Policy for any reason other than non-payment of premium, the NAMED INSURED named in Item 1 of the Declarations shall have the right, upon payment of the additional premium set forth in Item 6 of the Declarations, to the period of time set forth in Item 6 of the Declarations following the effective date of termination or cancellation (the "Extended Reporting Period") in which to give the Company written notice of CLAIMS first made against persons or entities who at the effective date of termination or cancellation are INSUREDS, but only for WRONGFUL ACTS occurring wholly prior to the effective date of the termination or cancellation and which otherwise would be covered by this Policy, subject to the following conditions:

     A. The Extended Reporting Period shall not provide a new, additional or renewed "Annual Aggregate Limit of Liability." The Company's total liability for all CLAIMS made during the Extended Reporting Period shall be limited to the remaining portion of the "Annual Aggregate Limit of Liability" set forth in the Declarations as of the effective date of termination or cancellation;
     B. Section IX of this Policy ("Claims Made Extension Clause") does not apply and may not be invoked during the Extended Reporting Period;
     C. The Extended Reporting Period shall terminate on the effective date of any insurance purchased or obtained by the INSURED or its successors in business, which replaces in whole or in part the insurance afforded by this Policy. If such other policy provides no coverage for loss sustained prior to its effective date, it shall not be deemed a replacement within the meaning of this provision; and
     D. The rights contained in this Section XII, shall terminate unless written notice of such election, together with payment of the additional premium due, is received by the Company within thirty (30) days of the effective date of the termination or cancellation.

XIII. CONDITIONS.

  A. INSURED'S DUTIES IN EVENT OF CLAIMS: It is a condition precedent to all insurance afforded by this Policy that:

     1. In the event of a CLAIM made against any INSURED, written notice concerning all particulars of such CLAIM, including all facts constituting the alleged WRONGFUL ACT, the identity of each person allegedly involved in or affected by such WRONGFUL ACT, and the date(s) of the alleged events, shall be provided to the Company as soon as practicable;
     2. The INSURED as soon as practicable shall forward to the Company every demand, notice, summons or legal process with respect to any CLAIM; and
     3. The INSURED shall cooperate with the Company and, upon the Company's request, assist in making settlements and in defense of CLAIMS and in enforcing rights of contribution or indemnity against any person or entity which may be liable to the INSURED because of an act or omission covered under this Policy, shall attend hearings and trials and assist in securing and giving evidence and obtaining the attendance of witnesses. The INSURED shall not voluntarily assume or admit any liability nor, except at the INSURED'S own cost, voluntarily make any payment, pay or incur any DEFENSE EXPENSES, assume any obligation or incur any other expense, without the Company's prior written consent, such consent not to be unreasonably withheld.

  B. ACTION AGAINST THE COMPANY: No action shall lie against the Company unless, as a condition precedent thereto, there shall have been full compliance with all of the terms of this Policy, nor until the amount of the INSURED'S obligation to pay shall have been finally determined either by judgment against the INSURED after actual trial or by written agreement of the INSURED, the claimant and the Company.

Any person or organization or legal representative thereof who has secured such judgment or written agreement shall thereafter be entitled to recover under this Policy, in a court of competent jurisdiction in the United States, its territories or possessions, or Canada, to the extent of the insurance afforded by this Policy. No person or organization shall have any right under this Policy to join the Company as a party to any action against the INSURED to determine the INSURED'S liability, nor shall the Company be impleaded by the INSURED of said INSURED'S legal representative. Bankruptcy or insolvency of the INSURED or of the INSURED'S estate shall not relieve the Company of any of its obligations hereunder.

  C. OTHER INSURANCE: This insurance shall apply only as excess insurance over, and shall not contribute with, any other valid and collectible insurance available to the INSURED, unless such other insurance is specifically in excess of this Policy.

  D. SUBROGATION: In the event of payment under this Policy the Company shall be subrogated to all of the INSURED'S rights of recovery against any person or organization to the extent of such payment and the INSURED shall execute and deliver instruments and papers and do whatever else is necessary to secure such rights. The INSURED shall do nothing after loss to prejudice such rights.

  E. CHANGES: Notice to any agent or knowledge possessed by any agent or by any other person shall not effect a waiver or a change in any part of the Policy, or estop the Company from asserting any right under the terms of this Policy, nor may the terms of this Policy be waived or changed, except by a written endorsement issued by the Company to form a part of this Policy.

  F. ASSIGNMENT: Assignment of interest under this Policy shall not bind the Company until its consent is endorsed hereon; if, however, the INSURED becomes incompetent or dies, such insurance as is afforded by this Policy shall apply to the INSURED'S legal representative as an INSURED, but only while acting within the scope of said INSURED'S duties as such.

  G. VALUATION: All premiums, limits of liability, deductibles, DAMAGES, DEFENSE EXPENSES, and other amounts under this Policy are expressed and payable in the currency of the United States of America. If judgment is rendered, settlement or invoice is denominated, or another element of DAMAGES or DEFENSE EXPENSES is stated in a currency other than United States of America dollars, payment under this Policy shall be made in United States dollars at the rate of exchange published in the WALL STREET JOURNAL on the date the final judgment is entered, the settlement agreement is executed, the invoice is dated, or the other element of DAMAGES or DEFENSE EXPENSES is due, respectively.

  H. CONTINUITY OF COVERAGE: This Policy applies only to CLAIMS first made during the POLICY PERIOD provided the INSURED had no knowledge of or could not have reasonably foreseen any circumstances which might result in a CLAIM as of the Continuity Date set forth in Item 8 of the Declarations.

  I. REPRESENTATIONS AND SEVERABILITY: By acceptances of this Policy, each INSURED agrees that:

     1. All statements in the Application for this Policy, and all statements in any application for any policy or policies the issuance date of which is a Continuity Date under this Policy, are said INSURED'S agreements and representations;
     2. All such applications, including any attachments thereto, are deemed to be attached to, incorporated into, and form a part of, this Policy;
     3. All such representations in all such applications are material to the Company's acceptance of this risk;


FLP-1001 (09-98)                                                    Page 4 of 5

          4. This Policy is issued in reliance upon the truth of such representations in all such applications; and
          5. This Policy embodies all agreements existing between said INSURED and the Company or any of its agents relating to this insurance.

No statement in the application, and no knowledge or information possessed by any INSURED with regard to the subject matter of questions asked in the application, shall be imputed to any other INSURED for the purpose of determining the availability of coverage hereunder.

     J. AUTHORIZATION: By acceptance of this Policy, the NAMED INSURED named in Item 1 of the Declarations agrees to act on behalf of all INSUREDS with respect to the payment of premiums, the receiving of any return premiums that may become due under the Policy, and the receiving of notices of cancellation, nonrenewal, or change of coverages and the INSUREDS each agree that they have, individually and collectively, delegated such authority exclusively to the NAMED INSURED named in Item 1 of the Declarations; provided, however, that nothing herein shall relieve the INSUREDS, and each of them, from giving any notice to the Company that is required under Section XIII A. of this Policy.

     K. LIBERALIZATION CLAUSE: If during the period that insurance is in force under this Policy, or within 45 days prior to the inception date thereof the Company shall be required, by law or by insurance supervisory authorities of the state in which the Policy was issued, to make any changes in the form of this Policy, by which the insurance afforded by this Policy could be extended or broadened without increased premium charge by endorsement or substitution of form, then such extended or broadened insurance shall inure to the benefit of the INSURED hereunder as though such endorsement or substitution of form had been made.

     L. RECOURSE: In the event that an INSURED breaches any fiduciary obligation imposed by the Employee Retirement Income Security Act of 1974, as amended from time to time, it is agreed that the Company has the right of recourse against any such INSURED for any amount paid by the Company on account of such a breach of fiduciary obligation, but the Company shall have no such right of recourse if this policy has been purchased by an employer or by an employee organization.


IN WITNESS WHEREOF, the Company has caused this Policy to be signed by its authorized Company officers at Hartford, Connecticut, and signed on the Declarations page by a duly authorized person on behalf of the Company.


/s/ Joseph P. Kiernan                   /s/ James M. MacMillan

Executive Vice President                Corporate Secretary

FIDUCIARY LIABILITY PLUS+(SM) POLICY              POLICY NO: 06 FF 103202106 BCM
                                                             -------------------

         THIS ENDORSEMENT CHANGES THE POLICY. PLEASE READ IT CAREFULLY.

                   CHANGE ANNUAL AGGREGATE LIMIT OF LIABILITY
                  TO AGGREGATE LIMIT OF LIABILITY ENDORSEMENT

It is agreed that:

1.  Item 3 of the Declarations is amended as follows:

         From: Annual Aggregate Limit of Liability       $20,000,000
                                                         -----------

         To:   Aggregate Limit of Liability              $20,000,000
                                                         -----------

2. Throughout this Policy the phrase "Annual Aggregate Limit of Liability" is replaced with "Aggregate Limit of Liability".

3. The first paragraph of Section VII. LIMITS OF LIABILITY shall be deleted in its entirety and replaced with the following:

    Regardless of the number of persons or entities bringing CLAIMS and regardless of the number of persons or entities who are INSUREDS, the total limit of the Company's liability because of all CLAIMS, including RELATED CLAIMS, made during a single POLICY PERIOD, shall not exceed the amount shown in the Declarations to the Policy as the Aggregate Limit of Liability, regardless of when payment is made and regardless of when an INSURED'S legal obligation with regard thereto arises or is established.

4. Nothing contained herein shall vary, alter or extend the terms, conditions and limitations of the policy except as stated above.









This endorsement is effective at the inception date stated in Item 2 of the Declarations or effective at 12:01 A.M. on JULY 1, 1999, if indicated herein. Complete the following only when this endorsement is not prepared with the policy or is to be effective on a date other than the inception of the policy.


Accepted by:
             ----------------------------------
             On behalf of the Named Insured


             ----------------------------------
             Title


             ----------------------------------
             Authorized Company Representative

FIDUCIARY LIABILITY PLUS+(SM) POLICY              POLICY NO: 06 FF 103202106 BCM
                                                             -------------------

         THIS ENDORSEMENT CHANGES THE POLICY. PLEASE READ IT CAREFULLY.

                         IRS CLOSING AGREEMENT PROGRAM

Issued to: THE GILLETTE COMPANY

It is agreed that:


1. Notwithstanding the provisions of Section III. DEFINITIONS. subsection C. "DAMAGES", DAMAGES shall include payments to the Internal Revenue Service or the United States Department of the Treasury pursuant to the Closing Agreement Program (where insurable by law) with respect to an EMPLOYEE BENEFIT PLAN.

2. The Company's total limit of liability for all such Closing Agreement Program payments is limited to FIFTY THOUSAND AND 0/00 dollars ($50,000), regardless of the number of plan years affected, or the number of plans affected by any or all Closing Agreement Program payments.

3. DEFENSE EXPENSES with respect to CLAIMS seeking Closing Agreement Program payments are part of, and not in addition to, the sublimit of liability stated above. Such sublimit of liability shall be part of and not in addition to the "Annual Aggregate Limit of Liability" stated in Item 3 of the Declarations.

4. Notwithstanding the above, there shall be no coverage under this policy for any Closing Agreement Program payment made to satisfy or settle any investigation or CLAIM of which any INSURED first received notice prior to the effective date of this endorsement, or subsequent to the end of the POLICY PERIOD or effective date of cancellation.

5. Nothing contained herein shall vary, alter or extend the terms, conditions and limitations of the policy except as stated above.











This endorsement is effective at the inception date stated in Item 2 of the Declarations or effective at 12:01 A.M. on JULY 01, 1999, if indicated herein. Complete the following only when this endorsement is not prepared with the policy or is to be effective on a date other than the inception of the policy.


Accepted by:
             ----------------------------------
             On behalf of the Named Insured


             ----------------------------------
             Title


             ----------------------------------
             Authorized Company Representative

FIDUCIARY LIABILITY PLUS+(SM) POLICY             POLICY NO: 006 FF 103202106 BCM
                                                            --------------------


         THIS ENDORSEMENT CHANGES THE POLICY. PLEASE READ IT CAREFULLY.

                    DEFENSE WITHIN THE AGGREGATE ENDORSEMENT

Issued to: THE GILLETTE COMPANY

It is agreed that:

1. Section II. DEFENSE PROVISIONS; TERRITORY subsection A. paragraph 1. is deleted in its entirety and replaced by the following:

    A. If a CLAIM is brought in the United States, its territories or possessions, or in Canada, the Company shall have the right and duty to defend such CLAIM, and shall pay DEFENSE EXPENSES, even if the CLAIM is groundless, false or fraudulent; DEFENSE EXPENSES with regard to such CLAIM shall be part of, and not in addition to, the "Annual Aggregate Limit of Liability" set out in the Declarations to the Policy and payment of such Defense Expenses shall reduce the amount of the "Annual Aggregate Limit of Liability" available for payment of DEFENSE EXPENSES, judgments or settlements.

2. Section VII. LIMITS OF LIABILITY is deleted in its entirety and replaced by the following:

    Regardless of the number of persons or entities bringing CLAIMS and regardless of the number of persons or entities who are INSUREDS, the total limit of the Company's liability because of all Claims, including RELATED CLAIMS, made during a single POLICY PERIOD shall not exceed the amount shown in the Declarations to the Policy as the "Annual Aggregate Limit of Liability," regardless of when payment is made and regardless of when an INSURED'S legal obligation with regard thereto arises or is established. If the POLICY PERIOD in the Declarations is more than one year, then the "Annual Aggregate Limit of Liability" shall apply separately to each consecutive annual period. For purposes of this Section VII. only, the Extended Reporting Period, if exercised, shall be part of and not in addition to the immediately preceding POLICY PERIOD.

    DEFENSE EXPENSES are part of and not in addition to the "Annual Aggregate Limit of Liability" set out in the Declarations to the Policy. The "Annual Aggregate Limit of Liability" shall be reduced by all DEFENSE EXPENSES paid, advanced or reimbursed by the Company.

    In the event of a judgment in excess of the portion of the "Annual Aggregate Limit of Liability" remaining after prior payments of judgments, settlements and DEFENSE EXPENSES, the Company's potential liability with regard thereto shall not exceed the then remaining amount of the "Annual Aggregate Limit of Liability." In no event shall the Company be obligated to make payment with regard to any CLAIM or judgment, or to defend or continue to defend, or to pay, reimburse or advance DEFENSE EXPENSES, after the "Annual Aggregate Limit of Liability" has been exhausted by payment of judgments settlements and DEFENSE EXPENSES.

3. Nothing contained herein shall vary, alter or extend the terms, conditions and limitations of the policy except as stated above.

This endorsement is effective at the inception date stated in Item 2 of the Declarations or effective at 12:01 A.M. on JULY 01, 1999, if indicated herein. Complete the following only when this endorsement is not prepared with the policy or is to be effective on a date other than the inception of the policy.

Accepted by:
             ----------------------------------
             On behalf of the Named Insured


             ----------------------------------
             Title


             ----------------------------------
             Authorized Company Representative

FIDUCIARY LIABILITY PLUS+(SM) POLICY             POLICY NO: 06 FF 103202106 BCM

         THIS ENDORSEMENT CHANGES THE POLICY. PLEASE READ IT CAREFULLY.

                         OMNIBUS PENSION PLAN COVERAGE

It is agreed that:

1. Section III. DEFINITIONS subsection E.(2) is deleted in its entirety and replaced by the following:

Any PENSION PLAN(S), RABBI TRUST, OR SEP which was or at the inception date of this policy is sponsored solely by the NAMED INSURED or jointly by the NAMED INSURED and a labor organization exclusively for the benefit of employees of the NAMED INSURED.

2. Nothing contained herein shall vary, alter or extend the terms, conditions and limitations of the policy except as stated above.












This endorsement is effective at the inception date stated in Item 2 of the Declarations or effective at 12:01 A.M. on _____________, if indicated herein. Complete the following only when this endorsement is not prepared with the policy or is to be effective on a date other than the inception of the policy.


Accepted by:
             ----------------------------------
             On behalf of the Named Insured


             ----------------------------------
             Title


             ----------------------------------
             Authorized Company Representative

FIDUCIARY LIABILITY PLUS+(SM) POLICY              POLICY NO: 06 FF 103202106 BCM

         THIS ENDORSEMENT CHANGES THE POLICY. PLEASE READ IT CAREFULLY.

                    CIVIL PENALTIES UNDER PENSIONS ACT 1995


It is agreed that:

1. Section III. DEFINITIONS (C) "DAMAGES" subsection (1) is deleted in its entirety and replaced by the following:

    (1) Fines; penalties, other than civil penalties under Sections 502(i) and 502(I) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or civil penalties imposed, pursuant to Pensions Act 1995, by the Occupational Pensions Regulatory Authority in the United Kingdom or the Pensions Ombudsman of the United Kingdom as the result of a finding of a WRONGFUL ACT; taxes; punitives or exemplary damages; matters deemed uninsurable under applicable law;

2. The funds or assets of the pension scheme shall not be used to fund, pay or reimburse the premium for coverage provided hereunder.

3. Notwithstanding the above, there shall be no coverage under this policy for any civil penalty imposed against an INSURED arising out of any investigation or CLAIM of which any INSURED first received notice prior to the effective date of this endorsement.

4. Nothing contained herein shall vary, alter or extend any of the terms, conditions and limitations of the Policy except as stated above.












This endorsement is effective at the inception date stated in Item 2 of the Declarations or effective at 12:01 A.M. on JANUARY 5, 1998, indicated herein. Complete the following only when this endorsement is not prepared with the policy or is to be effective on a date other than the inception of the policy.


Accepted by:
             ----------------------------------
             On behalf of the Named Insured


             ----------------------------------
             Title


             ----------------------------------
             Authorized Company Representative

[TravelersPropertyCasualty Logo]             WALTER E. GROTE
                                             Manager
                                             Bond - Commercial Risk
                                             300 Crown Colony Drive
                                             Quincy, Ma 02169
                                             (617) 984-1228
                                             Fax (617) 479-9137


                                   AGREEMENT


Travelers Casualty & Surety Company of America ("Travelers"), and its successor in interest agrees to a thirty-six (36) month Fiduciary Liability Plus+ Policy, ("the Policy") with a $20,000,000 Aggregate Limit of Liability for a premium of $106,875.00 prepaid to The Gillette Company effective 7/1/99 to 7/1/02, ("the Policy Period"). Travelers further agrees not to cancel the policy at any time during the Policy Period unless there has been a material change in the financial condition of The Gillette Company. Not withstanding any provision to the contrary in the Policy, The Gillette Company, and its successors in interest agrees not to cancel Policy No. 06 FF 103202106 BCM at any time during the Policy Period unless there has been a material change in the financial condition of Travelers.

The terms of this Agreement are confidential and therefore will not be disclosed to any other parties by the Undersigned, their directors, officers or employees, agents or insurance brokers.


The Gillette Company              Travelers Casualty & Surety Company of America



By:                               By: /s/ Walter E. Grote
    ----------------------------      -------------------------


Dated:                            Date: 6/30/99
       -------------------------        -----------------------

FIDUCIARY LIABILITY PLUS+(SM) POLICY             POLICY NO: 006 FF 103202106 BCM
                                                            --------------------

         THIS ENDORSEMENT CHANGES THE POLICY. PLEASE READ IT CAREFULLY.

                              DELETE EXCLUSION (I)


Issued to: THE GILLETTE COMPANY

It is agreed that:

1.  Section IV. EXCLUSIONS. subsection I. is deleted in its entirety.

2. Nothing contained herein shall vary, alter or extend the terms, conditions and limitations of the policy except as stated above.













This endorsement is effective at the inception date stated in Item 2 of the Declarations or effective at 12:01 A.M. on JULY 01, 1999, if indicated herein. Complete the following only when this endorsement is not prepared with the policy or is to be effective on a date other than the inception of the policy.

Accepted by:
             ----------------------------------
             On behalf of the Named Insured


             ----------------------------------
             Title


             ----------------------------------
             Authorized Company Representative


FLP-1015 (09-98)

FIDUCIARY LIABILITY PLUS+(SM) POLICY              POLICY NO: 06 FF 103202106 BCM

         THIS ENDORSEMENT CHANGES THE POLICY. PLEASE READ IT CAREFULLY.


                           AMEND DEFINITION OF CLAIM

It is agreed that:

1. Section III. DEFINITIONS subsection B. "CLAIM", is amended by adding the following:


    5. Any fact finding investigation by the Department of Labor, the Pension Benefit Guaranty Corporation or similar governmental agency which is located outside of the United States.





2. Nothing contained herein shall vary, alter or extend the terms, conditions and limitations of the policy except as stated above.


















This endorsement is effective at the inception date stated in Item 2 of the Declarations or effective at 12:01 A.M on _______________, if indicated herein. Complete the following only when this endorsement is not prepared with the policy or is to be effective on a date other than the inception of the policy.


Accepted by:
             ----------------------------------
             On behalf of the Named Insured


             ----------------------------------
             Title


             ----------------------------------
             Authorized Company Representative



FLP-1012 (09-98)

FIDUCIARY LIABILITY PLUS+(SM) POLICY              POLICY NO: 06 FF 103202106 BCM

         THIS ENDORSEMENT CHANGES THE POLICY. PLEASE READ IT CAREFULLY.

            AMEND DEFINITION OF INSURED - INCLUDE MANAGED COMPANIES
                              LESS THAN 50% OWNED



It is agreed that:

1. Section III. DEFINITIONS subsection H. "NAMED INSURED" is deleted in its entirety and replaced by the following:

       H. "NAMED INSURED" means the entity named in Item 1 of the Declarations of the Policy, and includes:

          1. entities which said NAMED INSURED owns, has owned, or during the POLICY PERIOD forms or acquires, but only for Claims with regard to WRONGFUL ACTS which occur wholly during the time that said NAMED INSURED owns more than fifty percent (50%) of such entities; and
          2. affiliated companies managed by said Named Insured, but only for CLAIMS with regard to WRONGFUL ACTS which occur wholly during the time that said NAMED INSURED manages such affiliated companies.


2. Nothing contained herein shall vary, alter or extend the terms, conditions and limitations of the policy except as stated above.




This endorsement is effective at the inception date stated in Item 2 of the Declarations or effective at 12:01 A.M. on ______________, if indicated herein. Complete the following only when this endorsement is not prepared with the policy or is to be effective on a date other than the inception of the policy.



Accepted by:
             ----------------------------------
             On behalf of the Named Insured


             ----------------------------------
             Title


             ----------------------------------
             Authorized Company Representative



Managed Companies
FLP-1016 (r 6-99)

FIDUCIARY LIABILITY PLUS+(SM) POLICY             POLICY NO: 06 FF 103202106 BCM

                      REINSTATEMENT OF LIMITS OF LIABILITY


To be attached to and form a part of

         Policy No.: 06 FF 103202106 BCM

         Issued to: THE GILLETTE COMPANY

It is agreed that Section XIII. CONDITIONS is amended by adding the following:

M. REINSTATEMENT OF LIMIT OF LIABILITY OPTION.

The Insured shall have the right, on or after July 1, 2000, to purchase one, and only one, reinstatement of the Limit of Liability set forth in Item 3 of the Declarations of this Policy, pursuant to the following terms and conditions:


1. The reinstatement shall be effected by issuance of an excess policy ("Reinstatement Excess Policy") which shall follow the form of this Policy, except as otherwise provided herein. The Reinstatement Excess Policy shall be excess of this Policy and any other insurance written specifically as excess of this Policy. The INSURED shall maintain such excess insurance in an aggregate amount not less than $20,000,000, and such excess insurance shall be maintained for as long as this reinstatement option is in force and exercisable. Before the Company shall have any obligation to make any payment under the Reinstatement Excess Policy, the full amount of such excess insurance must be completely exhausted by actual payment of losses thereunder. In the event that such excess insurance is not maintained or is not collectable for any reason, the Reinstatement Excess Policy shall not drop down or replace such excess insurance but rather shall provide the same coverage that would have been provided had such excess insurance been maintained or collectable.

2. The additional premium for the reinstatement shall equal 200% of the pro-rata amount of the Premium for the POLICY PERIOD set forth in Item 5 of the Declarations based on the remaining term of the POLICY PERIOD set forth in Item 2 of the Declarations (beginning with the effective date of the reinstatement), subject to a minimum premium of 100% of the Premium for the POLICY PERIOD set forth in Item 5 of the Declarations. Such reinstatement premium shall be deemed fully earned upon the effective date of reinstatement, and due within ten (10) days of the effective date of reinstatement.

3.       This right may only be exercised during the POLICY PERIOD set forth in
Item 2 of the Declarations and may only be exercised one time. Once this right has been exercised and the Company has issued the Reinstatement Excess Policy in accordance therewith, there shall be no right to purchase a further or additional reinstatement of the Limit of Liability.

4. This right may only be exercised after the INSURED has given the Company notice of a CLAIM in accordance with Section XIII.A. of this Policy.

5. This right may only be exercised by the INSURED providing written notice to the Company of its election to exercise this right to purchase a reinstatement, pursuant to the terms and conditions herein. Such notice shall be given prior to and specify the effective date of reinstatement, and must be delivered to the Company at the following address:

         Travelers Casualty and Surety Company of America

         One Tower Square
         Bond, 3PB
         Hartford, CT 06183-9062

6. The POLICY PERIOD for the Reinstatement Excess Policy shall commence as of the effective date stated in the notice of election to exercise this right ("the Inception Date"), and shall terminate on the same date that this Policy terminates. The Reinstatement Excess Policy shall not provide coverage for any Claim first made or deemed to have been made against any INSURED prior to the Inception Date of the Reinstatement Excess Policy.

7. The limit of liability in the Reinstatement Excess Policy shall be equal to the Limit of Liability set forth in Item 3 of the Declarations. However, the Company's maximum aggregate limit of liability for any one CLAIM, including RELATED CLAIMS, covered under both this Policy and the Reinstatement Excess Policy (or if any CLAIM, including RELATED CLAIMS, would be so covered if not for the exhaustion of the Limit of Liability of this Policy) shall be the Limit of Liability set forth in Item 3 of the Declarations.

8. Notwithstanding anything herein to the contrary, the Reinstatement Excess Policy shall not provide coverage for any CLAIM:

         a. based upon, alleging, arising out of, or in any way relating to, directly or indirectly, any fact, circumstance, situation, transaction, event or WRONGFUL ACT underlying or alleged in any prior and/or pending demand or civil, criminal, administrative or regulatory proceeding as of the Inception Date of the Reinstatement Excess Policy; or

         b. based upon, alleging, arising out of, or in any way relating to, directly or indirectly, any fact, circumstance, situation, transaction, event or WRONGFUL ACT which has been the subject of any notice given under this Policy or under any other insurance policy prior to the Inception Date of the Reinstatement Excess Policy.

9. Nothing contained herein shall vary, alter or extend the terms, conditions and limitations of the policy except as stated above.

10. The Deductible Amount identified in Item 4. of the Policy Declarations will increase to $1,000,000 on the date the Reinstatement of the Limits of Liability option is exercised.



This endorsement forms a part of the policy to which it is attached, effective on the inception of the policy unless otherwise stated herein.


    ----------------------------------------------------------------------------

Complete Only When This Endorsement Is Not Prepared With The Policy Or Is To Be Effective On A Date Other Than The Inception Of The Policy.

Issued to (Designated Trust or Plan):
Effective date of this endorsement:


                                    By:
                                        ----------------------------------------
                                        (Authorized Representative)


Accepted by:
             ---------------------------